Exhibit 10.7

(Execution Version)

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

CHANGE ORDER NO. 2

Date May 20, 2022	Change Order No. 2

Reference: Exhibit W (Open Cost Items)

Venture Global Plaquemines LNG, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (“Owner”), and KZJV LLC, a limited liability company duly organized and validly existing under the laws of the State of Texas (“Contractor”), hereby agree to the following change to that certain Second Amended and Restated Engineering, Procurement and Construction Agreement, dated as of January 7, 2022, by and between Owner and Contractor (as amended, supplemented or otherwise modified, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, agreed upon by the Parties pursuant to Article 12 of the Agreement, is considered an amendment to the Agreement. Except to the extent specifically described in this Change Order, the change(s) set forth herein do(es) not relieve Contractor of its responsibilities set forth in the Agreement.

Provided that this Change Order is executed by both Parties, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the change(s) described herein, and shall be deemed to compensate Contractor fully for such effects, unless otherwise provided in the detailed description below.

Scope:

The following provisions of the Contract are deleted in their entirety and the word “[Reserved]” is inserted in their place: (1) the definition of “Open Cost Item” in Article 1; (2) Section 6.1.3; and (3) Exhibit W.

Price:

The Parties have agreed to reduce the Target Price by the amount of [***] and, subject to the terms of this Change Order, a further additional reduction in an amount up to [***] in respect of the following items:

No.	Open Cost Item	Increase (Decrease) to Target Price in this Change Order	Potential Additional Reductions in Target Price
1	Spare flare KO drum needed for continuous operation of facility		A minimum of [***] and a maximum of [***]

2	Feeders for utility substations	[***]	N/A

(Execution Version)

3	Essential feeders moved to underground	[***]	N/A

4	Routing of redundant power and control cables		A minimum of [***] and a maximum of [***]

5	Physical separation of cables to critical motors		A minimum of [***] and a maximum of [***]

6	Change in BOG compressor motor type	[***]	N/A

7	Added BTU analyzer	[***]	N/A

8	Instrument air receiver sizing change		A minimum of [***] and a maximum of [***]

9	BOG compressor supply pressure to GTG	[***]	N/A

10	Common steam condensate storage for STGs	[***]	N/A

11	BOG Compressor Control Building	[***]	N/A

12	Additional heavy haul roads	[***]	N/A

13	Phase 2 Minimal Soils Improvements to support PH1	[***]	N/A

14	Temporary facility – water storage	[***]	N/A

15	New loading isolation valves	[***]	N/A

16	Increased FP due to larger LNG jetty sump	[***]	N/A

17	Redundant Transmitters in Power Island		A minimum of [***] and a maximum of [***]

18	Essential power to LTS Blocks 6-9, PTS, and Flare areas	[***]	N/A

19	ACC Initial vacuum (Hogging) change	[***]	N/A

20	Increase IP steam temp for gland steam seal	[***]	N/A

21	Start up Fuel gas Heater	[***]	N/A

22	Demin water pump	[***]	N/A

23	Fresh water pump	[***]	N/A

24	Air Compressor capacity change		A minimum of [***] and a maximum of [***]

(Execution Version)

25	Startup Air Compressor capacity change	[***]	N/A

26	LTS Yard OFE Support	[***]	N/A

27	PTS Yard OFE Support	[***]	N/A

28	BH Vendor Support	[***]	N/A

29	Additional Modules	[***]	N/A

30	One line changes	[***]	N/A

31	Flare height		A minimum of [***] and a maximum of [***]

32	Home Office Hour Increase		A minimum of [***] and a maximum of [***]

33	Additional gates in SSW	[***]	N/A

Subtotals		[***]	A minimum reduction of [***] and a maximum reduction of [***] (the “Maximum Additional Reduction”)

Less the Maximum Additional Reduction		[***]	N/A

Total Value of this Change Order		[***]	N/A

Owner and Contractor agree to, within ninety (90) days of the date of this Change Order, evaluate and agree upon the amount of each item identified in Nos. 1, 4, 5, 8, 17, 24, 31 and 32 above, such amount to be not less than the minimum and not more than the maximum values set forth in the column relating to such item. The aggregate agreed-upon net reduction to the Target Price resulting therefrom shall be documented in a subsequent Change Order.

Initial Target Price:	[***]

Current Target Price:	[***]

Value of Change Order:	[***]

Adjusted Target Price as a result of this Change Order:	[***]

Deliverable Schedule:

This Change Order shall have no impact on the Project Schedule or Applicable Deadlines.

(Execution Version)

This Change Order is not valid, except as otherwise provided in the Agreement, until fully executed by Contractor and Owner.

[Signatures on the following page.]

(Execution Version)

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their duly authorized representatives as of the date and year first above written.

Venture Global Plaquemines LNG, LLC		KZJV LLC

By:	/s/ Keith Larson	By:	/s/ Pamela C. Roche
Name:	Keith Larson	Name:	Pamela C. Roche
Title:	Secretary	Title:	VP Project Management

KZJV LLC

		By:	/s/ Thomas Augustine
		Name:	Thomas Augustine
		Title:	Deputy Project Director